 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020

DOMO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value per share	DOMO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On Tuesday, June 2, 2020, Domo, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “2020 Annual Meeting”) at 9:00 a.m., Mountain Time. Holders of the Company’s Class A common stock were entitled to forty votes for each share held as of the close of business on April 8, 2020 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to one vote for each share held as of the Record Date. The Class A common stock and Class B common stock outstanding as of the Record Date voted as a single class on all matters.
Present at the 2020 Annual Meeting in person or by proxy were holders of shares of Class A common stock and Class B common stock representing an aggregate of 147,964,556 votes, or approximately 94.79% of the voting power of all issued and outstanding shares as of the Record Date, entitled to vote at the 2020 Annual Meeting, constituting a quorum.
The following is a brief description of each matter voted upon at the 2020 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. The matters voted upon were as follows:
Proposal 1. Election of Directors
The stockholders voted on a proposal to elect seven directors to the Company’s board of directors, each to serve one-year terms. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua G. James	137,760,800	4,442,032	0
Carine S. Clark	140,160,334	2,042,498	0
Daniel Daniel	140,107,615	2,095,217	0
Joy Driscoll Durling	142,158,687	44,145	0
Dana Evan	135,115,955	7,086,877	0
Mark Gorenberg	138,994,242	3,208,590	0
Jeff Kearl	136,415,371	5,787,461	0
Pursuant to the foregoing votes, each of the director nominees was elected to serve on the Company’s board of directors. There were no additional director nominations brought to the 2020 Annual Meeting.
Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm
The stockholders voted on a proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 31, 2021. The results of the voting included 147,927,999 votes for, 18,549 votes against, 18,008 votes abstained and no broker non-votes. The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending January 31, 2021 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: June 5, 2020	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer